Supplement dated July 21, 2022
to the Thrivent Series Fund, Inc. Statement of Additional Information dated April 30, 2022
Shareholders of Thrivent Series Fund, Inc. (the “Fund”), elected the following individuals to the Board of Directors of the Fund at a shareholder meeting held on July 20, 2022: Janice B. Case, Robert J. Chersi, Arleas Upton Kea, Michael W. Kremenak, Paul R. Laubscher, Robert J. Manilla, James A. Nussle, David S. Royal, James W. Runcie, and Constance L. Souders.
Please include this Supplement with your Statement of Additional Information.
36338A